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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04963
                                   ---------------------------------------------

                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   1189 Lancaster Avenue            Berwyn, Pennsylvania              19312
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip code)

                                  Kevin M. Ryan

    The Killen Group, Inc.      1189 Lancaster Avenue      Berwyn, PA 19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222
                                                     ---------------------------

Date of fiscal year end:        December 31, 2007
                          -------------------------------------

Date of reporting period:       December 31, 2007
                          -------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                                THE BERWYN FUNDS  [LOGO]

                               BERWYN FUND SERIES
                            BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES

Shareholder Services                                                     no load
Ultimus Fund Solutions, LLC                                         mutual funds
P.O. Box 46707
Cincinnati, OH 45246-0707
1-800-992-6757

--------------------------------------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                           PAGE
                                                                          ------

Letter from the President............................................      3-4

Berwyn Fund Portfolio Manager's Letter...............................      5-7

      Growth of a $10,000 Investment.................................        7

Berwyn Income Fund Portfolio Manager's Letter........................      8-9

      Growth of a $10,000 Investment.................................       10

Berwyn Cornerstone Fund Portfolio Manager's Letter...................    11-13

      Growth of a $10,000 Investment.................................       13

Schedule of Investments - Berwyn Fund................................    14-16

Schedule of Investments - Berwyn Income Fund.........................    17-22

Schedule of Investments - Berwyn Cornerstone Fund....................    23-24

Statements of Assets and Liabilities.................................       25

Statements of Operations.............................................       26

Statements of Changes In Net Assets..................................       27

Financial Highlights - Berwyn Fund...................................       28

Financial Highlights - Berwyn Income Fund............................       29

Financial Highlights - Berwyn Cornerstone Fund.......................       30

Notes to Financial Statements........................................    31-36

Report of Independent Registered Public Accounting Firm..............       37

About Your Funds' Expenses ..........................................    38-39

Federal Tax Information..............................................       39

Board of Trustees and Executive Officers.............................    40-41

Other Information....................................................       41

Results of a Special Shareholder Meeting
      of The Berwyn Cornerstone Fund.................................       42

THE BERWYN FUNDS
================================================================================

                               2007 ANNUAL REPORT

                                THE BERWYN FUNDS

                            LETTER FROM THE PRESIDENT

January 24, 2008

Dear Shareholder:

The financial markets began the year 2007 with positive trends. However, the second half of the year was very disappointing as the oversupply of new homes for sale created an environment of falling housing prices, mortgage defaults and chaos within some of the world's largest financial institutions. Furthermore, the enormity of the projected losses on ill-conceived sub-prime investments by institutional fixed income investors precipitated fears of a prolonged economic downturn. Higher fuel prices and rising inflation added to the burdens of the average consumer whose assets are falling in value and whose borrowing power is sharply reduced or depleted.

The Berwyn Funds managed to avoid investments that were directly involved in the housing and sub-prime mortgage markets. Nevertheless, we were unable to completely escape the collateral damage to the broader stock market. As would be expected during times of economic uncertainty, in general, small-cap stocks underperformed large-cap stocks, but many large-cap financial stocks such as Bear Stearns, Citigroup, Countrywide Financial, Merrill Lynch and Washington Mutual suffered dramatic losses. On a total return basis, the Berwyn Fund, our small-cap value fund, experienced a loss of 3.68 percent for the year, which was significantly better than the average performance of small-cap value funds, as evidenced by the Russell 2000 Value Index, which was down 9.78 percent. The Berwyn Cornerstone Fund, which invests in undervalued mid-cap and large-cap stocks, produced a total return of 0.19 percent. Our most defensive Fund, Berwyn Income, rose 6.83 percent on a total return basis, a notable achievement in such a tumultuous environment for fixed income investments.

Although frustrated by our inability to deliver better returns last year, particularly by our two equity funds, I believe that the skepticism of our research team regarding the durability of the housing boom served us well. Many of our competitors who had significant exposure to investments in the housing and mortgage markets experienced double digit annual losses.

The investment philosophy of The Berwyn Funds is based upon value investing. Your management team is attempting to buy sound companies, often when they are out of favor with the investment community, at prices below their long-term intrinsic worth. For the first time since early 2003, we believe that many bargains exist in the small-cap sector of the equity markets. Although fewer in number, in my opinion, there are also compelling values in the less popular areas of the mid-cap and large-cap equity sectors. In many instances, if not most, the companies in which we are investing have significant levels of insider buying or they are repurchasing shares in the open market.

Despite the fact that this new year is beginning on a harsh note, I believe that an unemotional focus on our long-term goals will serve our shareholders best. Our team is working hard and intensely to manage your assets as we navigate this troublesome period that is filled with potential long-term opportunity. Past periods like the one we are now experiencing have proven to be wonderful times to buy small-cap stocks selling at low price-to-earnings ratios, discounts to book value and revenues or low multiples of cash flow. As always, keep in mind that past performance is no guarantee of future returns. Without question, the recent past has been filled with disappointment and anxiety, but you don't find bargains in a cheery atmosphere.

Thank you for your confidence and support.

Very truly yours,

/s/ Robert E. Killen

Robert E. Killen,
President

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE BERWYN FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS AND SHOULD BE READ BEFORE INVESTING. THE FUNDS' PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUNDS' WEB SITE (WWW.THEBERWYNFUNDS.COM) OR BY CALLING 1-800-992-6757.

The President's Letter and the following Shareholder Letters seek to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

       The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
================================================================================

                               2007 ANNUAL REPORT

                                   BERWYN FUND

                          A SERIES OF THE BERWYN FUNDS

January 24, 2008

Dear Berwyn Fund Shareholder:

Berwyn Fund's ("BF") net asset value declined from $28.81 to $24.42 during the 2007 calendar year. Most of the decline was the result of a $3.34 dividend that was paid at year-end. On a total return basis, BF's value declined 3.68 percent.

BF underperformed the Russell 2000 Index (its primary benchmark), which declined
1.57 percent during 2007, but significantly outperformed the Russell 2000 Value Index, which declined 9.78 percent during the same twelve-month period. In general, stocks with smaller market capitalizations underperformed stocks having larger market capitalizations.

In our view, the weakness in the financial markets resulted directly from the oversupply of new homes, which has caused housing prices to fall. Individuals who bought homes on financial speculation, without any intention of living in them, are now faced with foreclosure as the cost of multiple home ownership becomes untenable. Other individuals (sub-prime borrowers), who were provided mortgages by unscrupulous bankers, now find themselves unable to meet rising interest and other expenses. Yet, they cannot sell their home at a price greater, or even equal to, the mortgage on the property. The distress caused by this fiasco has temporarily crippled the credit markets as large institutions, such as Citigroup, scramble to obtain the necessary capital to cover their losses and meet regulatory requirements.

Although BF did not own any homebuilders, mortgage bankers, or mortgage insurers, the impact of the crisis on the economy and corporate earnings has negatively affected the broader spectrum of stocks. The mortgage banking crisis and anticipated economic downturn has also roiled the international financial markets. Collectively, the management of BF has experienced many bear markets similar to the one we are in at the present time. As value investors, these have been periods in which our best work is done as we attempt to take advantage of the bear market by investing in solid companies at depressed prices. The current period offers the best investment values that we have seen since October, 2002.

--------------------------------------------------------------------------------
                                   BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2007 (UNAUDITED)

                                  [PIE CHART]

                        Materials - 2.6%
                        Industrials - 19.4%
                        Consumer Discretionary - 13.6%
                        Consumer Staples - 3.2%
                        Energy - 12.7%
                        Financial - 18.0%
                        Health Care - 6.1%
                        Information Technology - 15.1%
                        iShares - 3.6%
                        Short-Term Investments - 5.7%
--------------------------------------------------------------------------------

During 2007 we were fortunate to have a number of our stocks rise significantly in price. Ducommun, a manufacturer of both commercial and military aircraft equipment, rose 66 percent. Southwestern Energy, an oil and natural gas exploration company, continued its impressive growth and rose 59 percent. Investors who viewed Rehabcare, a health care provider, as a safe haven from an economic downturn, saw it appreciate 52 percent in value. Equity Inns, a real estate investment trust specializing in hotels, and Oakley, a manufacturer of high fashion eyewear, were targets of takeovers and rose 48 percent and 44 percent, respectively.

Consumer discretionary and transportation stocks were especially hard hit last year. For example, Nautilus, the manufacturer of exercise equipment, fell 60 percent in price and YRC Worldwide, a trucking company, and Wabash, a truck trailer manufacturer, fell 55 percent and 48 percent, respectively. Monaco Coach, a manufacturer of recreational vehicles, was also a victim of the bear market and dropped 36 percent. Finally, LaBranche, the largest New York Stock Exchange specialist firm, fell 49 percent. In each of the above cases, except Nautilus, we continue to have a positive long-term outlook and we are using the market's decline as an opportunity to add to our positions in these investments.

Besides adding to our existing positions, we have introduced a number of new investments during the second half of this year. These new investments include Advanced Energy Industries (plasma-based thin film production equipment), Ethan Allen Interiors (furniture manufacturer and retailer), Exide (batteries for industrial and transportation applications), Methode Electronics (electronic component devices) and Rudolph Technologies (metrology systems for semiconductor device manufacturing). One of BF's tactics is to diversify the portfolio across the important sectors of the economy as long as the investment represents good value for our shareholders. In the late 1990's, BF avoided "dot com" investments and, in the more recent past, we avoided direct investments in the homebuilding and related industries.

It is probable that a base building period that will eventually lead to the next bull market for small-cap stocks has already begun. While it is impossible to determine how long this process will take, it is also important to understand that the stock market does not move in a homogeneous manner. We will be working hard in the months ahead to identify individual stock values, changes in sector leadership trends and economic changes in order to build a portfolio with moderate risk but substantial appreciation potential.

At year-end, BF held 37 individual stock positions compared to 39 positions last year. Net assets were $119 million versus $149 million at the end of 2006. The decline in assets is a consequence of shareholder redemptions, the dividend pay-out and the modest drop in BF's total annual return. The industry sectors in which these assets are invested are shown in the accompanying pie chart. The weighted average market capitalization of the stocks in the BF portfolio at year-end was $932 million as compared to $881 million last year. Generally, investment candidates have a market capitalization between 0.125 and 1.25 billion dollars. On the next page is a ten-year performance chart of BF, net of fees and expenses, versus that of the Russell 2000 Index. As illustrated in the chart, BF has underperformed the Russell 2000 Index in 1998, 1999, 2006 and 2007, but has outperformed over the ten-year period.

Your management team thanks you for your support and remains confident during these difficult and often chaotic times.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/07 (AVERAGE ANNUAL TOTAL RETURNS)

                       One Year            Five Years              Ten Years
                       --------            ----------              ---------
Berwyn Fund             -3.68%               16.27%                  7.26%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
--------------------------------------------------------------------------------

THE EXPENSE RATIO FOR BERWYN FUND FOR THE YEAR ENDED 12/31/07 WAS 1.27%. RETURNS ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN BERWYN FUND AND RUSSELL 2000 INDEX

                              [LINE GRAPH OMITTED]

                                                Russell 2000
                                 Berwyn Fund        Index
                                 -----------    ------------
                    Dec 1997      $ 10,000       $ 10,000
                    Dec 1998         8,110          9,745
                    Dec 1999         7,737         11,817
                    Dec 2000         7,900         11,460
                    Dec 2001        10,185         11,745
                    Dec 2002         9,484          9,339
                    Dec 2003        14,228         13,752
                    Dec 2004        17,476         16,273
                    Dec 2005        19,605         17,014
                    Dec 2006        20,921         20,139
                    Dec 2007        20,151         19,824

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

THE BERWYN FUNDS
================================================================================

                               2007 ANNUAL REPORT

                               BERWYN INCOME FUND

                          A SERIES OF THE BERWYN FUNDS

January 24, 2008

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (BIF) for 2007 was 6.83 percent for the year ended December 31, 2007. Net asset value per share declined from $12.28 on December 31, 2006 to $12.10 on December 31, 2007 as a consequence of distributions to Fund shareholders. BIF paid quarterly dividends totaling $0.59 from net investment income, a slight increase from last year's total of $0.57. BIF also paid long-term and short-term capital gains distributions totaling $0.42. The conservative positioning of BIF's portfolio was rewarded during 2007 as the financial markets faced a tightening credit environment, a slowing economy and a growing mortgage crisis.

In keeping with BIF's objective to generate income while preserving capital in real terms, over three-quarters of BIF's portfolio was invested in fixed income securities as of December 31, 2007. BIF's portfolio consists of a blend of investment grade bonds, high yield bonds and dividend-paying common and preferred stocks. Our bond reference indices highlight the disparity in the relative performance of investment-grade bonds versus their lower quality counterparts over the past year: the Citigroup Broad Investment-Grade Index and the Merrill Lynch High Yield Master II Index produced total returns of 7.22 percent and 2.19 percent, respectively. The Lipper Income Fund Index, our only reference index with an equity component, produced a total return of 5.63 percent.

BIF's 2007 performance benefited from the conservative positioning of its fixed income portfolio. An integral part of BIF's value-oriented approach is to weigh each investment's risk versus its potential return. Consequently, over the past few years, BIF has placed greater emphasis on the purchase of investment grade bonds (including U.S. Treasury and Agency bonds) and less on the purchase of high yield bonds. In our opinion, after the extended bull market in high yield bonds that began in 2002, the risk/reward profile of these securities was no longer attractive. While some yield was sacrificed in the short-term, the shift to higher quality proved its worth during 2007. Fears that defaults on sub-prime

--------------------------------------------------------------------------------
                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2007 (UNAUDITED)

                               [PIE CHART OMITTED]

                        Corporate Bonds - 55.1%
                        Common Stocks - 19.9%
                        Preferred Stocks - 1.1%
                        Government & Agency - 15.6%
                        Short-Term Investments - 8.3%
--------------------------------------------------------------------------------
mortgages and a worsening housing market would push the economy into recession precipitated a sell-off in the high yield bond market that drove credit yield spreads in the last quarter of 2007 to their widest margins in years.

Despite generalizations about broad asset classes, performance of an individual security is often dependent on its own unique circumstances. For example, in spite of the downward pressure on high yield bond prices, BIF's largest single gainer during the fourth quarter was actually a high yield bond, Champion Enterprises, Inc. 7.625% 2009. Champion Enterprises, a major producer of manufactured housing, implemented an aggressive program to reduce expenses. Consequently, to lower its interest expense, Champion tendered for these bonds at a premium to par value, providing BIF with an attractive gain.

BIF's dividend-paying common stock portfolio made a strong contribution to performance during the year. Consistent with its value-oriented approach, BIF avoided the more speculative areas of the stock market such as the mortgage lenders, homebuilders and REITs. Top contributors during the year included:
Methode Electronics, Inc., Tennant Company, Ingles Markets, Intel Corporation, Chevron Corporation and The Coca-Cola Company. Profit-taking reduced BIF's common stock portfolio to slightly less than 20 percent of net assets by the end of the year from 24% at the beginning of the year.

BIF continues to invest cautiously in anticipation that economic growth will continue to slow and the credit environment will remain harsh in coming months. The long-awaited correction in the high yield bond and the equity markets should give rise to many new investment opportunities.

Thank you for your confidence in BIF.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/07 (AVERAGE ANNUAL TOTAL RETURNS)

                           One Year            Five Years              Ten Years
                           --------            ----------              ---------
Berwyn Income Fund           6.83%                8.23%                  6.58%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
--------------------------------------------------------------------------------

THE EXPENSE RATIO FOR BERWYN INCOME FUND FOR THE YEAR ENDED 12/31/07 WAS 0.70%. RETURNS ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND
COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BIF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                BERWYN INCOME FUND AND LIPPER INCOME FUND INDEX

                              [LINE GRAPH OMITTED]

                              Berwyn Income         Lipper Income
                                Fund (BIF)         Fund Index (LII)
                                ----------         ----------------
              Dec 1997         $  10,000             $  10,000
              Dec 1998             9,543                10,811
              Dec 1999             9,622                11,336
              Dec 2000            10,204                11,937
              Dec 2001            11,645                12,018
              Dec 2002            12,737                11,524
              Dec 2003            14,805                13,357
              Dec 2004            15,986                14,359
              Dec 2005            16,299                14,877
              Dec 2006            17,709                16,430
              Dec 2007            18,919                17,355

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BERWYN INCOME FUND, CITIGROUP BROAD INVESTMENT GRADE INDEX
                  AND MERRILL LYNCH HIGH YIELD MASTER II INDEX

                              [LINE GRAPH OMITTED]

                                                             Merrill Lynch
                                       Citigroup Broad         High Yield
                      Berwyn Income    Investment Grade     Master II Index
                        Fund (BIF)       Index (BIG)           (MLHYMII)
                        ----------       -----------           ---------
      Dec 1997         $  10,000        $  10,000            $  10,000
      Dec 1998             9,543           10,871               10,295
      Dec 1999             9,622           10,781               10,554
      Dec 2000            10,204           12,031               10,014
      Dec 2001            11,645           13,056               10,462
      Dec 2002            12,737           14,373               10,264
      Dec 2003            14,805           14,977               13,153
      Dec 2004            15,986           15,647               14,583
      Dec 2005            16,299           16,049               14,982
      Dec 2006            17,709           16,744               16,745
      Dec 2007            18,919           17,952               17,112

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

THE BERWYN FUNDS
================================================================================

                               2007 ANNUAL REPORT

                             BERWYN CORNERSTONE FUND

                          A SERIES OF THE BERWYN FUNDS

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's (BCF) net asset value per share decreased from $14.80 to $13.62 for the year ended December 31, 2007. Including a long-term capital gain distribution of $1.034 and an income dividend of $0.1807, the BCF's total return for the year was 0.19 percent. BCF's performance was disappointing compared to BCF's primary benchmarks, the S&P Midcap 400 Index and the S&P 500 Index, which rose 7.98% and 5.49%, respectively, on a total return basis during 2007.

Stocks that added to BCF's return during the year included Mattel, CSX Corp. and Noble Energy. Mattel was sold in May of 2007 with a gain of 27.1 percent for 2007 and CSX was sold in June of 2007 registering a gain of 26.5 percent. Noble Energy recorded a gain of 63.2 percent and remained a Fund holding as of year-end. Stocks that underperformed during the year included AstraZeneca, down
15.6 percent from the date of purchase, Harley Davidson, down 32.4 percent for the year, and Teradyne, down 35.3 percent from the date of purchase. All three stocks were still held in BCF as of year-end. During the fourth quarter, BCF's holdings in Webster Financial and Rite Aid were sold, resulting in losses of
24.5 percent and 26.6 percent, respectively, for the year. New positions were established in AstraZeneca, Hillenbrand Industries and Office Depot during 2007's final quarter.

The underperformance relative to our benchmarks in 2007 can primarily be attributed to poor performance in two sectors, Industrials and Information Technology. In the Industrial sector, two stocks, TRW Automotive and Waste Management, down 19.2 percent and 8.7 percent, respectively, for the year, hurt our performance. In the Technology sector, QLogic, down 35.2 percent, and Teradyne, down 35.3 percent, negatively affected our performance. While we did experience solid returns in several other technology-related holdings, the underperformance of these two stocks caused us to experience poor relative returns in this sector. Importantly, in the first month of the new year, we have taken advantage of market weakness to increase our position in each of the four strong companies cited above.

--------------------------------------------------------------------------------
                            BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2007 (UNAUDITED)

                               [PIE CHART OMITTED]

                        Materials - 4.5%
                        Industrials - 8.5%
                        Consumer Discretionary - 11.5%
                        Energy - 11.6%
                        Financials - 12.6
                        Health Care - 17.8%
                        Information Technology - 12.2%
                        Utilities - 5.6%
                        iShares - 7.9%
                        Short-Term Investments - 7.8%
--------------------------------------------------------------------------------

Calendar year 2007 was certainly a challenging one for stock investors. The first half of the year saw moderate gains in most stocks while the second half saw declines, in some cases significant ones, particularly those related to home building and investment banking. The two main drivers of this weakness have been well documented: significantly higher raw material costs for companies stemming from higher commodity prices, especially oil, and the collapse of the housing credit bubble, which created turmoil in the debt markets and financial stocks. While we have talked about both of these issues in prior letters, the size of the sub-prime lending activity did not begin to become quantified until the second half of 2007.

Based upon media headlines, the question now on the minds of most investors seems to be whether or not the U.S. will sink into a recession, technically defined as two quarters of negative GDP growth, and, if so, whether it will be short, long, mild or deep? With regard to our investments in BCF, we are less concerned about predicting the economy and more focused on taking advantage of market weakness to purchase the stocks of sound companies capable of generating growing earnings over the long-term. In most rising markets, investors tend to overpay based upon good short-term results, ignoring the inevitable downdrafts in profitability that will occur over the longer term. The best recent example of this was housing stocks during 2005 when the market maintained, and in some cases raised, the multiples it was willing to pay for what proved to be unsustainably strong results. Conversely, in a declining market, the longer term earning power of many companies is often undervalued based upon weaker than normal current results. While the likelihood of a recession is certainly relevant, of more importance, in our opinion, is the valuation that the market has assigned to individual companies and the longer-term opportunity it presents for our shareholders.

We are currently seeing instances where, in our opinion, the market appears to be undervaluing companies based on a short-term negative outlook. One example of this is Intel Corp., which has a very strong fundamental business. While the company's results can, of course, fluctuate, at its current price we believe it offers compelling value for an investor with a long-term horizon. Our strategy is to continue to take advantage of situations such as Intel, making sure that any recent weakness in profitability and potential weakness going forward is more than discounted in the stock's price. While periods of market weakness are never easy, good research and smart decisions during such times can lay the groundwork for future positive returns.

While we are disappointed that we were not able to repeat the strong relative 2006 performance of BCF into 2007, we continue to believe that our approach is correct and will yield solid long-term results for our shareholders. We look forward to reporting on our progress as 2008 unfolds and, as always, appreciate the support of our shareholders.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/07 (AVERAGE ANNUAL TOTAL RETURNS)

                                                                 Since Inception
                           One Year           Five Years             (5/01/02)
                           --------           ----------             ---------
Berwyn Cornerstone Fund      0.19%              10.10%                 8.64%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
--------------------------------------------------------------------------------

THE TOTAL AND NET EXPENSE RATIOS FOR BERWYN CORNERSTONE FUND FOR THE YEAR ENDED 12/31/07 WERE 2.52% AND 2.00%, RESPECTIVELY. THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE IN ORDER TO LIMIT BCF'S RATIO OF EXPENSES TO AVERAGE NET ASSETS TO 2.00%. RETURNS FOR BCF ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BCF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS.

             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
       IN BERWYN CORNERSTONE FUND, S&P 500 INDEX AND S&P MID-CAP 400 INDEX

                              [LINE GRAPH OMITTED]

                                   Berwyn
                                Cornerstone     S&P 500     S&P Mid-Cap
                                    Fund         Index       400 Index
                                    ----         -----       ---------
            May 2002             $ 10,000     $ 10,000       $ 10,000
            Dec 2002                9,890        8,197          8,020
            Dec 2003               11,580       10,548         10,913
            Dec 2004               12,818       11,696         12,711
            Dec 2005               13,510       12,270         14,306
            Dec 2006               15,970       14,208         15,781
            Dec 2007               16,000       14,989         17,038

           Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

BERWYN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
================================================================================
    SHARES     COMMON STOCKS -- 91.4%                                  VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 3.7%
   117,666     Ducommun, Inc. + ...............................    $  4,471,308
                                                                   ------------
               AIRLINES -- 2.8%
   125,700     SkyWest, Inc. ..................................       3,375,045
                                                                   ------------
               AUTO PARTS & EQUIPMENT -- 2.5%
   378,600     Exide Technologies + ...........................       3,017,442
                                                                   ------------
               AUTO - TRUCK TRAILERS -- 2.4%
   371,075     Wabash National Corp. ..........................       2,853,567
                                                                   ------------
               BANKS -- 6.0%
   230,500     Old National Bancorp ...........................       3,448,280
   122,270     Suffolk Bancorp ................................       3,729,235
                                                                   ------------
                                                                      7,177,515
                                                                   ------------
               BUILDING MATERIALS -- 0.2%
    23,290     Patrick Industries, Inc. + .....................         231,735
                                                                   ------------
               CHEMICALS -- 2.6%
   163,200     Hercules, Inc. .................................       3,157,920
                                                                   ------------
               COMMERCIAL PRINTING -- 4.8%
    81,217     Courier Corp. ..................................       2,682,598
   171,000     Ennis, Inc. ....................................       3,078,000
                                                                   ------------
                                                                      5,760,598
                                                                   ------------
               COMPUTERS -- 5.4%
   216,300     Agilysys, Inc. .................................       3,257,478
   518,200     CIBER, Inc. + ..................................       3,166,202
                                                                   ------------
                                                                      6,423,680
                                                                   ------------
               ELECTRICAL COMPONENTS & EQUIPMENT -- 2.4%
   217,700     Advanced Energy Industrials, Inc. + ............       2,845,339
                                                                   ------------
               ELECTRONICS -- 2.8%
   203,425     Methode Electronics, Inc. ......................       3,344,307
                                                                   ------------
               FOOD -- 3.3%
   211,600     Chiquita Brands International, Inc. + ..........       3,891,324
                                                                   ------------
               HAND/MACHINE TOOLS -- 0.5%
    35,050     Hardinge, Inc. .................................         588,139
                                                                   ------------
               HEALTH CARE - SERVICES -- 6.2%
   110,500     LifePoint Hospitals, Inc. + ....................       3,285,165
   181,750     RehabCare Group, Inc. + ........................       4,100,280
                                                                   ------------
                                                                      7,385,445
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 91.4% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               HOME FURNISHINGS -- 5.6%
   102,000     Ethan Allen Interiors, Inc. ....................    $  2,907,000
   187,512     Hooker Furniture Corp. .........................       3,767,116
                                                                   ------------
                                                                      6,674,116
                                                                   ------------
               INSURANCE -- 9.3%
   369,900     American Equity Investment Life Co. ............       3,066,471
   105,538     FPIC Insurance Group, Inc. + ...................       4,528,636
   182,750     Horace Mann Educators Corp. ....................       3,461,285
                                                                   ------------
                                                                     11,056,392
                                                                   ------------
               INVESTMENT BANK/BROKER -- 2.1%
   492,100     LaBranche & Co., Inc. + ........................       2,480,184
                                                                   ------------
               MISCELLANEOUS MANUFACTURING -- 2.4%
   348,200     Sturm, Ruger & Co., Inc. + .....................       2,883,096
                                                                   ------------
               OIL & GAS -- 7.4%
   239,400     Callon Petroleum Co. + .........................       3,938,130
    87,300     Southwestern Energy Co. + ......................       4,864,356
                                                                   ------------
                                                                      8,802,486
                                                                   ------------
               OIL & GAS SERVICES -- 5.4%
   112,231     Gulf Island Fabrication, Inc. ..................       3,546,500
   186,575     ION Geophysical Corp. + ........................       2,944,153
                                                                   ------------
                                                                      6,490,653
                                                                   ------------
               RECREATIONAL VEHICLES -- 2.5%
   335,925     Monaco Coach Corp. .............................       2,983,014
                                                                   ------------
               RETAIL - RESTAURANTS -- 1.0%
    32,100     IHOP Corp. .....................................       1,174,218
                                                                   ------------
               SAVINGS & LOANS -- 0.8%
    61,943     CFS Bancorp, Inc. ..............................         908,084
                                                                   ------------
               SEMICONDUCTORS -- 4.8%
   194,150     Cohu, Inc. .....................................       2,964,670
   249,400     Rudolph Technologies, Inc. + ...................       2,808,244
                                                                   ------------
                                                                      5,772,914
                                                                   ------------
               TELECOMMUNICATIONS EQUIPMENT -- 2.6%
   385,287     Tollgrade Communications, Inc. + ...............       3,074,590
                                                                   ------------
               TRANSPORTATION -- 1.9%
   135,800     YRC Worldwide, Inc. + ..........................       2,320,822
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $109,800,960).........    $109,143,933
                                                                   ------------

See Accompanying Notes to Financial Statements.


                                                                              15
BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES     EXCHANGE TRADED FUNDS -- 3.6%                           VALUE
--------------------------------------------------------------------------------
    61,000     iShares Russell 2000 Value Index Fund
               (Cost $4,719,912)...............................    $  4,309,650
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET FUNDS -- 5.7%                              VALUE
--------------------------------------------------------------------------------
 3,393,323     First American Government Obligations
                 Fund - Class Y ...............................    $  3,393,323
 3,393,323     First American Prime Obligations Fund - Class Y        3,393,323
                                                                   ------------
               TOTAL MONEY MARKET FUNDS (Cost $6,786,646) .....    $  6,786,646
                                                                   ------------

               TOTAL INVESTMENTS -- 100.7% (Cost $121,307,518)     $120,240,229

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)         (836,782)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $119,403,447
                                                                   ============
+    Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
================================================================================
    SHARES     COMMON STOCKS -- 19.7%                                  VALUE
--------------------------------------------------------------------------------
               AUTO PARTS -- 0.8%
   112,000     Gentex Corp. ...................................    $  1,989,120
                                                                   ------------
               BANKS -- 2.0%
   180,000     Old National Bancorp ...........................       2,692,800
    16,124     Suffolk Bancorp ................................         491,782
    50,000     U.S. Bancorp ...................................       1,587,000
                                                                   ------------
                                                                      4,771,582
                                                                   ------------
               BEVERAGES -- 1.0%
    39,000     Coca-Cola Co. ..................................       2,393,430
                                                                   ------------
               COMMERCIAL PRINTING -- 0.6%
    85,000     Ennis, Inc. ....................................       1,530,000
                                                                   ------------
               DIVERSIFIED FINANCIAL SERVICES -- 0.7%
    40,500     JPMorgan Chase & Co. ...........................       1,767,825
                                                                   ------------
               ELECTRIC ULTILITIES -- 0.9%
    36,000     Great Plains Energy, Inc. ......................       1,055,520
    33,003     MGE Energy, Inc. ...............................       1,166,656
                                                                   ------------
                                                                      2,222,176
                                                                   ------------
               ELECTRONICS -- 1.3%
   190,000     Methode Electronics, Inc. ......................       3,123,600
                                                                   ------------
               FOOD -- 0.6%
    41,000     Kraft Foods, Inc. - Class A ....................       1,337,830
                                                                   ------------
               GAS UTILITIES -- 1.5%
    65,400     Atmos Energy Corp. .............................       1,833,816
    61,300     Vectren Corp. ..................................       1,778,313
                                                                   ------------
                                                                      3,612,129
                                                                   ------------
               HEALTH CARE - PRODUCTS -- 1.2%
    43,000     Johnson & Johnson ..............................       2,868,100
                                                                   ------------
               LEISURE TIME -- 0.4%
    23,000     Harley-Davidson, Inc. ..........................       1,074,330
                                                                   ------------
               MEDICAL SUPPLIES -- 0.4%
    18,000     Hillenbrand Industries, Inc. ...................       1,003,140
                                                                   ------------
               MISCELLANEOUS MANUFACTURING -- 0.9%
    61,000     General Electric Co. ...........................       2,261,270
                                                                   ------------
               OIL & GAS -- 0.5%
    13,000     Chevron Corp. ..................................       1,213,290
                                                                   ------------
               OTHER FINANCIAL SERVICES -- 0.6%
   150,707     Medallion Financial Corp. ......................       1,501,042
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 19.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               PACKAGING & CONTAINERS -- 0.5%
    39,000     Sonoco Products Co. ............................    $  1,274,520
                                                                   ------------
               PHARMACEUTICALS -- 3.5%
    40,500     Abbott Laboratories ............................       2,274,075
    37,500     AstraZeneca PLC - ADR ..........................       1,605,750
    50,000     GlaxoSmithKline PLC - ADR ......................       2,519,500
    96,500     Pfizer, Inc. ...................................       2,193,445
                                                                   ------------
                                                                      8,592,770
                                                                   ------------
               SEMICONDUCTORS -- 1.1%
    95,000     Intel Corp. ....................................       2,527,000
                                                                   ------------
               SOFTWARE -- 1.2%
    80,000     Microsoft Corp. ................................       2,847,200
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $43,220,756) .........    $ 47,910,354
                                                                   ------------

================================================================================
    SHARES     PREFERRED STOCKS -- 1.1%                                VALUE
--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    76,000     Grace Acquisition PFD B ........................    $  1,432,129
    50,063     Realty Income Corp. PFD ........................       1,277,107
                                                                   ------------
               TOTAL PREFERRED STOCKS (Cost $3,036,524) .......    $  2,709,236
                                                                   ------------

================================================================================
 PAR VALUE     CORPORATE BONDS -- 54.6%                                VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 0.6%
$1,500,000     Hexcel Corp. 6.75% 02/01/15 ....................    $  1,470,000
                                                                   ------------
               AIRLINES -- 0.8%
 2,000,000     Southwest Airlines Co. 5.25% 10/01/14 ..........       1,949,152
                                                                   ------------
               AUTO - TRUCK TRAILERS -- 1.9%
 4,800,000     Wabash National Corp. 3.25% 08/01/08 CV ........       4,668,000
                                                                   ------------
               BEVERAGES -- 1.6%
 3,821,000     Constellation Brands, Inc. 8.00% 02/15/08 ......       3,825,776
                                                                   ------------
               BOOK PUBLISHING -- 0.8%
 2,000,000     McGraw-Hill Cos., Inc. (The) 6.55% 11/15/37 ....       1,984,128
                                                                   ------------
               CHEMICALS -- 0.5%
   100,000     Lubrizol Corp. (The) 5.875% 12/01/08 ...........         100,491
 1,000,000     Union Carbide Corp. 6.70% 04/01/09 .............       1,004,872
                                                                   ------------
                                                                      1,105,363
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 54.6% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               COMMERICAL PRINTING -- 1.6%
$4,255,000     Cenveo, Inc. 7.875% 12/01/13 ...................    $  3,792,269
                                                                   ------------
               COMPUTER SERVICES -- 1.2%
 3,000,000     CIBER, Inc. 2.875% 12/15/23 CV .................       2,876,250
                                                                   ------------
               CONSUMER PRODUCTS -- 0.8%
 1,908,000     Church & Dwight Co., Inc. 6.00% 12/15/12 .......       1,865,070
                                                                   ------------
               CORRECTIONAL FACILITIES -- 1.3%
    23,000     Corrections Corp. of America 7.50% 05/01/11 ....          23,287
 3,035,000     GEO Group, Inc. (The) 8.25% 07/15/13 ...........       3,065,350
                                                                   ------------
                                                                      3,088,637
                                                                   ------------
               COSMETICS/PERSONAL CARE -- 1.6%
 4,000,000     Chattem, Inc. 7.00% 03/01/14 ...................       3,950,000
                                                                   ------------
               DIVERSIFIED FINANCIAL SERVICES -- 0.8%
 2,000,000     CIT Group, Inc. 5.025%* floating rate 08/17/09 .       1,856,690
                                                                   ------------
               ELECTRIC UTILITIES -- 6.3%
 3,000,000     Black Hills Corp. 6.50% 05/15/13 ...............       3,005,634
   110,000     Constellation Energy Group 7.00% 04/01/12 ......         117,658
 4,175,000     Constellation Energy Group 4.55% 06/15/15 ......       3,850,026
 1,884,000     Duke Energy Corp. 6.52% 03/15/09 ...............       1,920,764
 2,878,000     PSEG Energy Holdings, Inc. 8.625% 02/15/08 .....       2,883,362
 3,577,000     PSEG Power, Inc. 5.50% 12/01/15 ................       3,501,958
                                                                   ------------
                                                                     15,279,402
                                                                   ------------
               FOOD -- 1.6%
 2,290,000     Chiquita Brands International, Inc. 7.50% 11/01/14     2,009,475
 2,018,000     Chiquita Brands International, Inc. 8.875% 12/01/15    1,826,290
                                                                   ------------
                                                                      3,835,765
                                                                   ------------
               HEALTH CARE - SERVICES -- 3.3%
 4,350,000     Humana, Inc. 6.30% 08/01/18 ....................       4,257,950
 3,897,000     Omnicare, Inc. 6.125% 06/01/13 .................       3,624,210
   275,000     Omnicare, Inc. 6.75% 12/15/13 ..................         258,500
                                                                   ------------
                                                                      8,140,660
                                                                   ------------
               INFORMATION SERVICES -- 0.9%
 2,070,000     Equifax, Inc. 6.90% 07/01/28 ...................       2,071,105
    30,000     Equifax, Inc. 7.00% 07/01/37 ...................          28,465
                                                                   ------------
                                                                      2,099,570
                                                                   ------------
               INSURANCE -- 1.3%
   165,000     CNA Financial Corp. 6.45% 01/15/08 .............         165,051
 2,955,000     CNA Financial Corp. 6.60% 12/15/08 .............       2,987,062
                                                                   ------------
                                                                      3,152,113
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 54.6% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               MEDIA -- 1.8%
$  240,000     Comcast Corp. 6.20% 11/15/08 ...................    $    241,953
 1,256,000     Comcast Corp. 5.30% 01/15/14 ...................       1,231,637
 1,664,000     TCI Communications, Inc. 7.875% 02/15/26 .......       1,880,408
 1,000,000     TCI Communications, Inc. 7.125% 02/15/28 .......       1,039,712
                                                                   ------------
                                                                      4,393,710
                                                                   ------------
               METAL PRODUCTS -- 0.6%
 1,532,000     Valmont Industries, Inc. 6.875% 05/01/14 .......       1,516,680
                                                                   ------------
               OIL & GAS -- 0.5%
 1,200,000     ConocoPhillips 7.125% 03/15/28 .................       1,235,638
                                                                   ------------
               PACKAGING & CONTAINERS -- 1.9%
 4,708,000     Silgan Holdings, Inc. 6.75% 11/15/13 ...........       4,566,760
                                                                   ------------
               PHARMACEUTICALS -- 1.2%
 3,000,000     Valeant Pharmaceuticals Intl. 7.00% 12/15/11 ...       2,883,750
                                                                   ------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.9%
 2,000,000     Health Care REIT, Inc. 8.00% 09/12/12 ..........       2,129,236
 2,520,000     Health Care REIT, Inc. 6.00% 11/15/13 ..........       2,495,299
                                                                   ------------
                                                                      4,624,535
                                                                   ------------
               RETAIL -- 5.3%
 3,025,000     F.W. Woolworth Co. 8.50% 01/15/22 ..............       2,783,000
 1,000,000     Home Depot, Inc. (The) 5.875% 12/16/36 .........         843,901
 5,000,000     Ingles Markets, Inc. 8.875% 12/01/11 ...........       5,075,000
 4,608,000     Pantry, Inc. 7.75% 02/15/14 ....................       4,239,360
                                                                   ------------
                                                                     12,941,261
                                                                   ------------
               RETAIL - RESTAURANTS -- 0.8%
 2,000,000     YUM! Brands, Inc. 6.25% 04/15/16 ...............       2,028,124
                                                                   ------------
               SEMICONDUCTOR EQUIPMENT -- 1.6%
 4,000,000     Photronics, Inc. 2.25% 04/15/08 CV .............       3,965,000
                                                                   ------------
               TELECOMMUNICATIONS -- 5.9%
 2,000,000     Ameritech 6.875% 10/15/27 ......................       2,074,918
 2,100,000     AT&T Corp. 6.50% 03/15/13 ......................       2,214,528
 3,500,000     Cincinnati Bell, Inc. 8.375% 01/15/14 ..........       3,412,500
 1,157,000     GTE Northwest, Inc. 6.30% 06/01/10 .............       1,201,886
 2,865,000     Nextel Communications, Inc. 7.375% 08/01/15 ....       2,820,933
 1,200,000     Sprint Capital Corp. 6.875% 11/15/28 ...........       1,138,036
 1,500,000     Verizon Communications, Inc. 4.75% 10/01/13 ....       1,442,702
                                                                   ------------
                                                                     14,305,503
                                                                   ------------
               TOYS/GAMES/HOBBIES -- 2.0%
 2,053,000     Hasbro, Inc. 6.15% 07/15/08 ....................       2,059,974
 2,725,000     Hasbro, Inc. 6.60% 07/15/28 ....................       2,767,960
                                                                   ------------
                                                                      4,827,934
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 54.6% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               TRANSPORTATION -- 4.2%
$5,027,000     Bristow Group, Inc. 6.125% 6/15/13 .............    $  4,825,920
    50,000     Westinghouse Air Brake Technologies
                 Corp. 6.875% 07/31/13 ........................          49,250
 5,155,000     Yellow Roadway Corp. 8.25% 12/01/08 ............       5,224,350
                                                                   ------------
                                                                     10,099,520
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $135,848,464) ......    $132,327,260
                                                                   ------------

================================================================================
 PAR VALUE     U.S. TREASURY AND AGENCY OBLIGATIONS -- 11.4%           VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 1.7%
$  500,000     5.00% 11/25/09 .................................    $    500,780
 1,485,000     3.875% 06/04/10 ................................       1,480,674
 2,000,000     4.875% 12/13/13 ................................       2,083,734
                                                                   ------------
                                                                      4,065,188
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.7%
 2,484,000     4.00% 05/20/10 .................................       2,479,586
 2,000,000     4.125% 04/15/14 ................................       2,001,814
 2,381,000     4.00% 06/03/14 .................................       2,335,730
 2,625,000     5.375% 04/11/22 ................................       2,655,975
 2,000,000     5.50% 05/10/27 .................................       2,056,732
                                                                   ------------
                                                                     11,529,837
                                                                   ------------
               U.S. TREASURY BONDS -- 2.5%
 3,000,000     7.50% 11/15/16 .................................       3,765,702
 2,000,000     5.25% 11/15/28 .................................       2,200,468
                                                                   ------------
                                                                      5,966,170
                                                                   ------------
               U.S. TREASURY NOTES -- 2.5%
 3,000,000     4.00% 11/15/12 .................................       3,080,859
 3,000,000     4.00% 02/15/15 .................................       3,042,423
                                                                   ------------
                                                                      6,123,282
                                                                   ------------

               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                 (Cost $26,575,047) ...........................    $ 27,684,477
                                                                   ------------

================================================================================
 PAR VALUE     MORTGAGE-BACKED SECURITIES -- 4.0%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.0%
$2,612,276     Pool #811460 5.00% 06/01/20 ....................    $  2,614,110
 1,066,180     Pool #816407 5.00% 07/01/20 ....................       1,066,929
 1,202,665     Pool #256154 5.00% 03/01/21 ....................       1,203,509
 4,936,408     Pool #888638 5.50% 09/01/37 ....................       4,930,000
                                                                   ------------
               TOTAL MORTGAGE-BACKED SECURITIES (Cost $9,658,139)  $  9,814,548
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     MONEY MARKET FUNDS -- 8.2%                              VALUE
--------------------------------------------------------------------------------
 9,935,770     First American Government Obligations
                 Fund - Class Y ...............................    $  9,935,770
 9,935,770     First American Prime Obligations Fund - Class Y        9,935,770
                                                                   ------------
               TOTAL MONEY MARKET FUNDS (Cost $19,871,540) ....    $ 19,871,540
                                                                   ------------

               TOTAL INVESTMENTS -- 99.0% (Cost $238,210,470) .    $240,317,415

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ..       2,363,322
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $242,680,737
                                                                   ============

*     The rate shown is the effective rate at December 31, 2007.

ADR   American Depositary Receipt sponsored by a U.S. depositary bank.

CV    Convertible Security.

PFD   Preferred Stock.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
================================================================================
    SHARES     COMMON STOCKS -- 84.3%                                  VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 0.6%
       490     General Dynamics Corp. .........................    $     43,605
                                                                   ------------
               AUTO PARTS & EQUIPMENT -- 2.5%
     8,800     TRW Automotive Holdings Corp. + ................         183,920
                                                                   ------------
               BANKS -- 2.9%
    12,400     New York Community Bancorp, Inc. ...............         217,992
                                                                   ------------
               CHEMICALS -- 1.4%
     1,875     Lubrizol Corp. (The) ...........................         101,550
                                                                   ------------
               COMPUTERS -- 3.2%
     4,675     Hewlett-Packard Co. ............................         235,994
                                                                   ------------
               DIVERSIFIED FINANCIAL SERVICES -- 2.9%
     4,850     JPMorgan Chase & Co. ...........................         211,703
                                                                   ------------
               ELECTRIC ULTILITIES -- 5.6%
     5,100     Dominion Resources, Inc. .......................         241,995
     3,630     Progress Energy, Inc. ..........................         175,801
                                                                   ------------
                                                                        417,796
                                                                   ------------
               ENVIRONMENTAL CONTROL -- 2.7%
     6,130     Waste Management, Inc. .........................         200,267
                                                                   ------------
               HEALTH CARE - PRODUCTS -- 3.4%
     3,725     Johnson & Johnson ..............................         248,457
                                                                   ------------
               HOME FURNISHINGS -- 2.2%
     5,675     Ethan Allen Interiors, Inc. ....................         161,738
                                                                   ------------
               INSURANCE -- 6.8%
     3,900     Allstate Corp. (The) ...........................         203,697
    12,745     Unum Group .....................................         303,204
                                                                   ------------
                                                                       506,901
                                                                   ------------
               LEISURE TIME -- 2.6%
     4,150     Harley-Davidson, Inc. ..........................         193,846
                                                                   ------------
               MEDICAL SUPPLIES -- 2.8%
     3,775     Hillenbrand Industries, Inc. ...................         210,381
                                                                   ------------
               METAL - ALUMINUM -- 3.2%
     6,425     Alcoa, Inc. ....................................         234,834
                                                                   ------------
               MISCELLANEOUS MANUFACTURING -- 2.7%
     5,445     General Electric Co. ...........................         201,846
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 84.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               OIL & GAS -- 9.0%
     3,550     Chevron Corp. ..................................    $    331,322
     4,275     Noble Energy, Inc. .............................         339,948
                                                                   ------------
                                                                        671,270
                                                                   ------------
               OIL FIELD SERVICES -- 2.5%
     7,650     BJ Services Co. ................................         185,589
                                                                   ------------
               PHARMACEUTICALS -- 11.6%
     4,055     Abbott Laboratories ............................         227,688
     4,375     AstraZeneca PLC - ADR ..........................         187,338
     4,750     GlaxoSmithKline PLC - ADR ......................         239,352
     9,100     Pfizer, Inc. ...................................         206,843
                                                                   ------------
                                                                        861,221
                                                                   ------------
               RETAIL -- 6.7%
     2,240     Best Buy Co., Inc. .............................         117,936
     5,615     BJ's Wholesale Club, Inc. + ....................         189,955
    13,425     Office Depot, Inc. + ...........................         186,742
                                                                   ------------
                                                                        494,633
                                                                   ------------
               SEMICONDUCTORS -- 9.0%
    10,185     Intel Corp. ....................................         270,921
    14,980     QLogic Corp. + .................................         212,416
    18,225     Teradyne, Inc. + ...............................         188,446
                                                                   ------------
                                                                        671,783
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $5,796,141) ..........    $  6,255,326
                                                                   ------------

================================================================================
    SHARES     EXCHANGE TRADED FUNDS -- 7.8%                           VALUE
--------------------------------------------------------------------------------
     4,240     iShares S&P MidCap 400 Index Fund ..............    $    360,061
     2,805     iShares S&P MidCap 400 Value Index Fund ........         223,110
                                                                   ------------
               TOTAL EXCHANGE TRADED FUNDS (Cost $493,457) ....    $    583,171
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET FUNDS -- 7.8%                              VALUE
--------------------------------------------------------------------------------
   289,932     First American Government Obligations
                 Fund - Class Y ...............................    $    289,932
   289,932     First American Prime Obligations Fund - Class Y          289,932
                                                                   ------------
               TOTAL MONEY MARKET FUNDS (Cost $579,864) .......    $    579,864
                                                                   ------------

               TOTAL INVESTMENTS -- 99.9% (Cost $6,869,462) ...    $  7,418,361

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% ..           4,180
                                                                   ------------
               NET ASSETS -- 100.0% ...........................    $  7,422,541
                                                                   ============

+     Non-income producing security.

ADR   American Depositary Receipt sponsored by a U.S. depositary bank.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
=============================================================================================================
                                                                                BERWYN             BERWYN
                                                             BERWYN             INCOME          CORNERSTONE
                                                              FUND               FUND               FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities:
   At Market Value (Cost $121,307,518, $238,210,470
      and $6,869,462 for Berwyn Fund, Berwyn Income
      Fund and Berwyn Cornerstone Fund, respectively)
      (Note 2) ......................................    $  120,240,229     $  240,317,415     $    7,418,361
Receivables:
   Dividends ........................................           122,461            166,901             11,062
   Interest .........................................                --          2,377,517                 --
   Fund Shares Sold .................................           261,149            447,092                490
   Investment Securities Sold .......................            50,535                 --                 --
Prepaid Expenses ....................................            14,010             14,920              6,608
Other Assets ........................................                --              1,102                 --
                                                         --------------     --------------     --------------
      TOTAL ASSETS ..................................       120,688,384        243,324,947          7,436,521
                                                         --------------     --------------     --------------
LIABILITIES
Payables:
   Fund Shares Redeemed .............................           891,426            310,718                 --
   Investment Securities Purchased ..................           246,615            174,484                 --
   Accrued Investment Advisory Fees (Note 5) ........           105,631            103,147              1,965
   Accrued Administration Fees (Note 5) .............            15,900             28,590              3,330
Other Accrued Expenses and Liabilities ..............            25,365             27,271              8,685
                                                         --------------     --------------     --------------
      TOTAL LIABILITIES .............................         1,284,937            644,210             13,980
                                                         --------------     --------------     --------------

NET ASSETS ..........................................    $  119,403,447     $  242,680,737     $    7,422,541
                                                         ==============     ==============     ==============
NET ASSETS CONSIST OF:
Paid-in Capital .....................................    $  120,714,551     $  240,580,915     $    6,873,788
Accumulated Undistributed Net Investment Income .....            36,789              1,560                 --
Distributions in Excess of Net Realized Gains from
   Sales of Investment Securities ...................          (280,604)            (8,683)              (146)
Net Unrealized Appreciation (Depreciation)
   on Investment Securities .........................        (1,067,289)         2,106,945            548,899
                                                         --------------     --------------     --------------
NET ASSETS ..........................................    $  119,403,447     $  242,680,737     $    7,422,541
                                                         ==============     ==============     ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (NO PAR VALUE, UNLIMITED AUTHORIZED) .............         4,889,943         20,051,397            545,013
                                                         ==============     ==============     ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE ........    $        24.42     $        12.10     $        13.62
                                                         ==============     ==============     ==============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) .........    $        24.18     $        11.98     $        13.48
                                                         ==============     ==============     ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
=======================================================================================================
                                                                             BERWYN           BERWYN
                                                            BERWYN           INCOME        CORNERSTONE
                                                             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ........................................    $  2,101,820     $  2,453,239     $    244,581
   Interest .........................................           6,933       10,345,610            2,800
                                                         ------------     ------------     ------------
      Total Investment Income .......................       2,108,753       12,798,849          247,381
                                                         ------------     ------------     ------------
EXPENSES
   Investment Advisory Fees (Note 5) ................       1,413,807        1,181,621           77,797
   Administration Fees (Note 5) .....................         209,476          329,375           39,855
   Professional Fees ................................          29,961           29,961           26,644
   Registration Fees ................................          28,141           23,744           19,167
   Postage and Supplies .............................          25,994           30,357            8,047
   Custodian Fees ...................................          30,146           25,545            3,191
   Report Printing ..................................          15,195           21,469            2,263
   Insurance ........................................          13,564           19,297            1,191
   Trustees' Fees and Expenses ......................           8,340            8,340            8,340
   Compliance Service Fees (Note 5) .................           2,359            2,359            2,359
   Other Expenses ...................................          16,766           16,206            7,331
                                                         ------------     ------------     ------------
      Total Expenses Before Fee Waivers by Advisor ..       1,793,749        1,688,274          196,185
   Less Fees Waived by Advisor (Note 5) .............              --               --          (40,591)
                                                         ------------     ------------     ------------
      Net Expenses ..................................       1,793,749        1,688,274          155,594
                                                         ------------     ------------     ------------

   Net Investment Income ............................         315,004       11,110,575           91,787
                                                         ------------     ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net Realized Gains from Sales
      of Investment Securities ......................      14,082,308        8,316,537          527,142
   Capital Gain Distributions from
      Real Estate Investment Trusts .................              --           14,391               --
   Net Change in Net Unrealized Appreciation
      (Depreciation) on Investment Securities .......     (18,817,838)      (3,841,463)        (623,471)
                                                         ------------     ------------     ------------

   Net Realized and Unrealized
      Gains (Losses) on Investments .................      (4,735,530)       4,489,465          (96,329)
                                                         ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ........................    $ (4,420,526)    $ 15,600,040     $     (4,542)
                                                         ============     ============     ============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                                        BERWYN                      BERWYN
                                                          BERWYN                        INCOME                   CORNERSTONE
                                                           FUND                          FUND                        FUND
                                               ------------------------------------------------------------------------------------
                                                    YEAR           YEAR           YEAR           YEAR          YEAR         YEAR
                                                   ENDED          ENDED          ENDED          ENDED         ENDED        ENDED
                                                  12/31/07       12/31/06       12/31/07       12/31/06      12/31/07     12/31/06
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS
   Net Investment Income ....................  $     315,004  $     217,539  $  11,110,575  $  10,585,982  $    91,787  $    27,360
   Net Realized Gains from
      Sales of Investment Securities ........     14,082,308     13,398,313      8,316,537      4,798,815      527,142      315,402
   Capital Gain Distributions from
      Real Estate Investment Trusts .........             --             --         14,391             --           --           --
   Net Change in Net Unrealized Appreciation
      (Depreciation) on Investment Securities    (18,817,838)    (5,029,398)    (3,841,463)     3,371,815     (623,471)     737,221
                                               -------------  -------------  -------------  -------------  -----------  -----------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations ..........     (4,420,526)     8,586,454     15,600,040     18,756,612       (4,542)   1,079,983
                                               -------------  -------------  -------------  -------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income ...............       (278,272)      (231,263)   (11,117,094)   (10,691,052)     (91,792)     (27,364)
   From Realized Gains from
      Sales of Investment Securities ........    (14,287,832)   (13,480,856)    (8,054,630)            --     (525,340)    (316,425)
                                               -------------  -------------  -------------  -------------  -----------  -----------
      Net Decrease in Net Assets
         Resulting from Distributions .......    (14,566,104)   (13,712,119)   (19,171,724)   (10,691,052)    (617,132)    (343,789)
                                               -------------  -------------  -------------  -------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from Shares Sold ................     31,850,543     71,169,429     48,420,477     40,622,909    1,114,993    1,597,602
   Net Asset Value of Shares Issued in
      Reinvestment of Distributions
      to Shareholders .......................     14,305,213     13,357,734     17,701,359      9,685,700      616,164      342,754
   Proceeds from Redemption
      Fees Collected (Note 2) ...............         26,947        350,885         36,932         33,297           --          293
   Shares Redeemed ..........................    (56,579,464)  (116,661,226)   (48,704,027)   (64,338,036)  (1,135,390)    (376,353)
                                               -------------  -------------  -------------  -------------  -----------  -----------
      Net Increase (Decrease) in Net Assets
         from Capital Share Transactions ....    (10,396,761)   (31,783,178)    17,454,741    (13,996,130)     595,767    1,564,296
                                               -------------  -------------  -------------  -------------  -----------  -----------

      Total Increase (Decrease) in Net Assets    (29,383,391)   (36,908,843)    13,883,057     (5,930,570)     (25,907)   2,300,490

NET ASSETS
   Beginning of Year ........................    148,786,838    185,695,681    228,797,680    234,728,250    7,448,448    5,147,958
                                               -------------  -------------  -------------  -------------  -----------  -----------
   End of Year ..............................  $ 119,403,447  $ 148,786,838  $ 242,680,737  $ 228,797,680  $ 7,422,541  $ 7,448,448
                                               =============  =============  =============  =============  ===========  ===========
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME ....................  $      36,789  $          57  $       1,560  $       8,079  $        --  $        --
                                               =============  =============  =============  =============  ===========  ===========
CAPITAL SHARES ISSUED AND REDEEMED
   Sold .....................................      1,086,789      2,345,050      3,869,989      3,372,269       72,229      113,739
   Reinvested ...............................        583,648        460,612      1,444,825        806,541       44,976       23,019
   Redeemed .................................     (1,945,473)    (3,900,013)    (3,898,897)    (5,356,360)     (75,306)     (26,390)
                                               -------------  -------------  -------------  -------------  -----------  -----------
   Net Increase (Decrease) from Fund
      Share Transactions ....................       (275,036)    (1,094,351)     1,415,917     (1,177,550)      41,899      110,368
   Shares Outstanding, Beginning of Year ....      5,164,979      6,259,330     18,635,480     19,813,030      503,114      392,746
                                               -------------  -------------  -------------  -------------  -----------  -----------
   Shares Outstanding, End of Year ..........      4,889,943      5,164,979     20,051,397     18,635,480      545,013      503,114
                                               =============  =============  =============  =============  ===========  ===========

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                                YEARS ENDED
                                                     ------------------------------------------------------------------
                                                      12/31/07      12/31/06      12/31/05      12/31/04      12/31/03
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............   $    28.81    $    29.67    $    28.96    $    24.78    $    17.23
                                                     ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ..................         0.07          0.05          0.02         (0.01)        (0.03)
   Net Realized and Unrealized Gains
      (Losses) on Securities .....................        (1.13)         1.91          3.48          5.64          8.66
                                                     ----------    ----------    ----------    ----------    ----------
      Total Income (Loss) from
         Investment Operations ...................        (1.06)         1.96          3.50          5.63          8.63
                                                     ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
   Dividends from Net Investment Income ..........        (0.06)        (0.05)        (0.02)           --            --
   Distributions from Net Realized Gains .........        (3.28)        (2.82)        (2.83)        (1.48)        (1.08)
                                                     ----------    ----------    ----------    ----------    ----------
      Total Distributions ........................        (3.34)        (2.87)        (2.85)        (1.48)        (1.08)
                                                     ----------    ----------    ----------    ----------    ----------
PROCEEDS FROM REDEMPTION FEES
   COLLECTED (NOTE 2) ............................         0.01          0.05          0.06          0.03            --
                                                     ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF YEAR .....................   $    24.42    $    28.81    $    29.67    $    28.96    $    24.78
                                                     ==========    ==========    ==========    ==========    ==========

TOTAL RETURN .....................................       (3.68%)        6.71%        12.18%        22.83%        50.01%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (000's) ...............   $  119,403    $  148,787    $  185,696    $  114,928    $   51,784

   Ratio of Expenses to Average Net Assets .......        1.27%         1.26%         1.28%         1.20%         1.41%

   Ratio of Net Investment Income (Loss)
      to Average Net Assets ......................        0.22%         0.12%         0.11%        (0.08%)       (0.13%)

   Portfolio Turnover Rate .......................          40%           38%           31%           23%           23%

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                                YEARS ENDED
                                                     ------------------------------------------------------------------
                                                      12/31/07       12/31/06      12/31/05      12/31/04      12/31/03
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............   $    12.28    $    11.85    $    12.13    $    11.74    $    10.64
                                                     ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income .........................         0.59          0.57          0.51          0.51          0.57
   Net Realized and Unrealized Gains
      (Losses) on Securities .....................         0.24          0.43         (0.28)         0.40          1.12
                                                     ----------    ----------    ----------    ----------    ----------
      Total Income from
         Investment Operations ...................         0.83          1.00          0.23          0.91          1.69
                                                     ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
   Dividends from Net Investment Income ..........        (0.59)        (0.57)        (0.51)        (0.53)        (0.59)
   Distributions from Net Realized Gains .........        (0.42)           --            --            --            --
                                                     ----------    ----------    ----------    ----------    ----------
      Total Distributions ........................        (1.01)        (0.57)        (0.51)        (0.53)        (0.59)
                                                     ----------    ----------    ----------    ----------    ----------
PROCEEDS FROM REDEMPTION
   FEES COLLECTED (NOTE 2) .......................         0.00*         0.00*         0.00*         0.01            --
                                                     ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF YEAR .....................   $    12.10    $    12.28    $    11.85    $    12.13    $    11.74
                                                     ==========    ==========    ==========    ==========    ==========

TOTAL RETURN .....................................        6.83%         8.65%         1.96%         7.98%        16.23%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (000's) ...............   $  242,681    $  228,798    $  234,728    $  205,615    $  135,385

   Ratio of Expenses to Average Net Assets .......        0.70%         0.73%         0.72%         0.64%         0.67%

   Ratio of Net Investment Income
      to Average Net Assets ......................        4.70%         4.67%         4.34%         4.54%         5.32%

   Portfolio Turnover Rate .......................          37%           31%           49%           48%           54%

*     Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                                YEARS ENDED
                                                     ------------------------------------------------------------------
                                                      12/31/07       12/31/06      12/31/05      12/31/04      12/31/03
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ...............   $    14.80    $    13.11    $    12.72    $    11.58    $     9.89
                                                     ----------    ----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss) ..................         0.18          0.06         (0.02)        (0.03)        (0.05)
   Net Realized and Unrealized Gains
      (Losses) on Securities .....................        (0.15)         2.34          0.71          1.26          1.74
                                                     ----------    ----------    ----------    ----------    ----------
      Total Income from
         Investment Operations ...................         0.03          2.40          0.69          1.23          1.69
                                                     ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
   Dividends from Net Investment Income ..........        (0.18)        (0.06)           --            --            --
   Distributions from Net Realized Gains .........        (1.03)        (0.65)        (0.30)        (0.09)           --
                                                     ----------    ----------    ----------    ----------    ----------
      Total Distributions ........................        (1.21)        (0.71)        (0.30)        (0.09)           --
                                                     ----------    ----------    ----------    ----------    ----------
PROCEEDS FROM REDEMPTION
   FEES COLLECTED (NOTE 2) .......................           --          0.00*         0.00*           --            --
                                                     ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF YEAR .....................   $    13.62    $    14.80    $    13.11    $    12.72    $    11.58
                                                     ==========    ==========    ==========    ==========    ==========

TOTAL RETURN .....................................        0.19%        18.28%         5.40%        10.62%        17.09%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year .......................   $7,422,541    $7,448,448    $5,147,958    $2,319,121    $1,242,554

   Ratio of Total Expenses
     to Average Net Assets .......................        2.52%         2.85%         3.63%         5.46%        11.30%

   Ratio of Net Expenses
      to Average Net Assets # ....................        2.00%         2.00%         2.00%         1.99%         1.89%

   Ratio of Net Investment Income (Loss)
      to Average Net Assets ......................        0.66%        (0.42%)       (1.79%)       (3.85%)      (10.07%)

   Ratio of Net Investment Income (Loss)
      to Average Net Assets # ....................        1.18%         0.43%        (0.16%)       (0.38%)       (0.66%)

   Portfolio Turnover Rate .......................          38%           23%           18%            7%           27%

*     Amount rounds to less than $0.01 per share.

#     After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
================================================================================

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.    ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source, and actions of the securities markets, such as the suspension or limitation of trading.

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2007 and 2006, proceeds from redemption fees totaled $26,947 and $350,885, respectively, for Berwyn Fund; $36,932 and $33,297, respectively, for Berwyn Income Fund; and $0 and $293, respectively, for Berwyn Cornerstone Fund.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2007
================================================================================

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of the Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2007
================================================================================

3.    SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities were as follows for the year ended December 31, 2007:

                                                        BERWYN         BERWYN
                                         BERWYN         INCOME       CORNERSTONE
                                          FUND           FUND           FUND
                                      ------------   ------------   ------------
Purchases of investment securities    $ 52,233,528   $ 55,696,744   $  2,740,719
                                      ============   ============   ============
Proceeds from sales and maturities
   of investment securities .......   $ 78,641,396   $ 75,102,950   $  2,675,418
                                      ============   ============   ============

4.    TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                           -----------------------------------------------------
                              YEAR        ORDINARY     LONG-TERM       TOTAL
                              ENDED        INCOME    CAPITAL GAINS DISTRIBUTIONS
--------------------------------------------------------------------------------
Berwyn Fund..............  12/31/2007   $ 4,171,583   $10,394,521   $14,566,104
                           12/31/2006   $   241,209   $13,470,910   $13,712,119
--------------------------------------------------------------------------------
Berwyn Income Fund.......  12/31/2007   $12,819,240   $ 6,352,484   $19,171,724
                           12/31/2006   $10,691,052   $        --   $10,691,052
--------------------------------------------------------------------------------
Berwyn Cornerstone Fund..  12/31/2007   $    91,792   $   525,340   $   617,132
                           12/31/2006   $    35,583   $   308,206   $   343,789
--------------------------------------------------------------------------------

The tax character of distributable earnings (accumulated deficit) at December 31, 2007 was as follows:

                                                                             BERWYN            BERWYN
                                                           BERWYN            INCOME          CORNERSTONE
                                                            FUND              FUND               FUND
                                                       --------------    --------------    --------------
Tax Cost of Portfolio Investments ..................   $  121,588,212    $  238,219,153    $    6,869,628
                                                       ==============    ==============    ==============
Gross Unrealized Appreciation ......................   $   14,681,835    $    7,962,721    $      937,485
Gross Unrealized Depreciation ......................      (16,029,818)       (5,864,459)         (388,752)
                                                       --------------    --------------    --------------
Net Unrealized Appreciation (Depreciation)
   on Investment Securities ........................       (1,347,983)        2,098,262           548,733
Accumulated Undistributed Ordinary Income ..........           36,789             1,560                --
Undistributed Long-Term Gains ......................               90                --                20
                                                       --------------    --------------    --------------
Total Distributable Earnings (Accumulated Deficit)..   $   (1,311,104)   $    2,099,822    $      548,753
                                                       ==============    ==============    ==============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2007
================================================================================

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds adopted FIN 48 in their Semi-Annual report on June 30, 2007. Based on management's analysis, the adoption of FIN 48 did not have a material impact on the financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2004 through December 31, 2006. Additionally, management does not anticipate FIN 48 having a material impact on the financial statements for the year ended December 31, 2008.

During the year ended December 31, 2007, the Berwyn Income Fund utilized capital loss carryforwards of $269,489 to offset current year realized gains.

During the year ended December 31, 2007, the Berwyn Cornerstone Fund reclassified distributions in excess of net investment income of $5 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no affect on the Fund's net assets or net asset value per share.

5.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the year ended December 31, 2007, the Advisor contractually agreed to reduce its fees as necessary to maintain the Fund's ratio of expenses to average net assets at 2.00%. During the year ended December 31, 2007, the Advisor waived investment advisory fees of $40,591.

The Chief Compliance Officer (the "CCO") of the Trust is an officer of the Advisor. Effective August 1, 2007, the Funds pay the Advisor $758 monthly for providing CCO services. Prior to August 1, 2007, the Funds paid the Advisor $506 monthly for providing CCO services.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2007
================================================================================

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 448,608 shares, 298,160 shares and 152,103 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2007.

AFFILIATED BROKER-DEALER
During the year ended December 31, 2007, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $80,011, $20,286 and $8,126, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.    COMMITMENTS AND CONTINGENCIES
The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2007
================================================================================

7.    ACCOUNTING PRONOUNCEMENT
In September 2006, FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                      /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 25, 2008

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2007 - December 31, 2007).

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                                         BEGINNING           ENDING
                                                       ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID
                                                       JULY 1, 2007     DECEMBER 31, 2007    DURING PERIOD
                                                       ------------     -----------------    -------------
BERWYN FUND
Based on Actual Fund Return.........................     $1,000.00           $  911.00           $ 6.07
Based on Hypothetical 5% Return (before expenses)...     $1,000.00           $1,018.85           $ 6.41

BERWYN INCOME FUND
Based on Actual Fund Return.........................     $1,000.00           $1,032.50           $ 3.64
Based on Hypothetical 5% Return (before expenses)...     $1,000.00           $1,021.63           $ 3.62

BERWYN CORNERSTONE FUND
Based on Actual Fund Return.........................     $1,000.00           $  930.80           $ 9.73
Based on Hypothetical 5% Return (before expenses)...     $1,000.00           $1,015.12           $10.16

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                  Berwyn Fund                 1.26%
                  Berwyn Income Fund          0.71%
                  Berwyn Cornerstone Fund     2.00%

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended December 31, 2007. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $1,444,497, $1,603,398 and $91,805, respectively, as Qualified Dividend Income, which may be subject to a maximum tax rate of 15%.

Berwyn  Fund,   Berwyn  Income  Fund  and  Berwyn   Cornerstone  Fund  designate
$10,394,521, $6,352,484 and $525,340, respectively, as long-term capital gains distributions paid during the year.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

----------------------------------------------------------------------------------------------------------------
                                                                     Position Held               Length of
 Trustee                  Address                            Age     with the Trust              Time Served
----------------------------------------------------------------------------------------------------------------
* Robert E. Killen        1199 Lancaster Avenue              67      President and Trustee       Since
                          Berwyn, PA  19312                                                      February 1983**
----------------------------------------------------------------------------------------------------------------
  Denis P. Conlon         1199 Lancaster Avenue              60      Trustee                     Since
                          Berwyn, PA  19312                                                      June 1992**
----------------------------------------------------------------------------------------------------------------
  Deborah D. Dorsi        1199 Lancaster Avenue              52      Trustee                     Since
                          Berwyn, PA  19312                                                      April 1998**
----------------------------------------------------------------------------------------------------------------
* Kevin M. Ryan           1199 Lancaster Avenue              60      Vice President and Chief    Since
                          Berwyn, PA  19312                          Compliance Officer          October 2004***
----------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey        225 Pictoria Drive, Suite 450,     50      Vice President              Since
                          Cincinnati, OH 45246                                                   April 2005
----------------------------------------------------------------------------------------------------------------
  Mark J. Seger           225 Pictoria Drive, Suite 450,     46      Treasurer                   Since
                          Cincinnati, OH 45246                                                   April 2005
----------------------------------------------------------------------------------------------------------------
  John F. Splain          225 Pictoria Drive, Suite 450,     51      Secretary                   Since
                          Cincinnati, OH 45246                                                   April 2005
----------------------------------------------------------------------------------------------------------------

* Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

** Reflects length of time served as a Trustee to the Trust and as a Director of the Trust's predecessor entities, prior to the reorganization in April 1999.

*** Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing  Director  of Ultimus  Fund  Solutions,  LLC (the
Trust's  administrator)  and  Ultimus  Fund  Distributors,   LLC  (a  registered
broker-dealer).

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds' Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-992-6757.

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

RESULTS OF A SPECIAL SHAREHOLDER MEETING
OF THE BERWYN CORNERSTONE FUND
(UNAUDITED)
================================================================================

On December 7, 2007, a Special Meeting of Shareholders of the Berwyn Cornerstone Fund was held for the purpose of voting on the following Proposal:

Proposal:   To  approve  or  disapprove  a  revision  to the  Fund's  investment strategy providing that under normal circumstances, the Fund will invest primarily in equity securities, the majority of which are issued by large-capitalization and/or mid-capitalization companies.

The total number of shares of the Berwyn Cornerstone Fund present in person or by proxy represented approximately 55.26% of the shares entitled to vote at the meeting. The Proposal was approved by shareholders. The results of the voting were as follows:

               For              Against           Abstain
           -----------        -----------        ---------
           276,524.708          484.833             0.00

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


ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Denis P. Conlon. Mr. Conlon is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,300 and $30,500 with respect to the registrant's fiscal years ended December 31, 2007 and 2006, respectively.

      (b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,600 and $7,500 with respect to the registrant's fiscal years ended December 31, 2007 and 2006, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended December 31, 2007 and 2006, aggregate non-audit fees of $7,600 and $7,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ Robert E. Killen
                           -----------------------------------------------------
                                    Robert E. Killen, President

Date        February 28, 2008
      ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Robert E. Killen
                           -----------------------------------------------------

                                    Robert E. Killen, President

Date        February 28, 2008
      -----------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                           -----------------------------------------------------

                                    Mark J. Seger, Treasurer

Date         February 28, 2008
      -----------------------------

* Print the name and title of each signing officer under his or her signature.